Innotrac Corporation Announces 2007 First Quarter Results

      ATLANTA, May 15 /PRNewswire-FirstCall/ -- Innotrac Corporation (Nasdaq:
INOC) announced financial results today for the first quarter ended March 31, 2007. The Company reported revenues of $27.8 million for the quarter versus $17.3 million reported in the comparable period in 2006, an increase of 60.3%. The increase in revenue was primarily attributed to the addition of several new retail/catalog clients and additional revenue resulting from clients acquired in the ClientLogic acquisition in October, 2006. The Company reported a net loss of $793,000, or $0.06 per share, for the three months ended March 31, 2007, versus a net loss of $1.3 million, or $0.10 per share, in the comparable period of 2006.

      Conference Call
      Innotrac Corporation will hold a conference call to discuss this release this morning, May 15, 2007 at 9:00 AM Eastern Daylight Time. Investors can listen to the conference call live by dialing 1-877-569-0972 (Conference ID:
6128450) or by logging on to www.innotrac.com and clicking on "Webcasts and Presentations" in the "Investor Relations" section. The Webcast will be archived and available at the same Web address. Additionally, a 48-hour audio playback will be available at 1-800-642-1687 (Conference ID: 6128450).

      Innotrac
      Innotrac Corporation, founded in 1984 and based in Atlanta, Georgia, is a full-service fulfillment and logistics provider serving enterprise clients and world-class brands. The Company employs sophisticated order processing and warehouse management technology and operates ten fulfillment centers and two call centers in seven cities spanning all time zones across the continental United States. For more information about Innotrac, visit the Innotrac Web site, www.innotrac.com.

      Information contained in this press release, other than historical information, may be considered forward-looking in nature. Forward-looking statements in this press release include our expectations for future progress in our business and future generation of cash flows. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Innotrac's operating results, performance or financial condition are competition, the demand for Innotrac's services, Innotrac's ability to retain its current clients and attract new clients, realization of expected revenues from new clients, the state of the telecommunications and direct response industries in general, changing technologies, Innotrac's ability to maintain profit margins in the face of pricing pressures and numerous other factors discussed in Innotrac's 2006 Annual Report on Form 10-K and other filings on file with the Securities and Exchange Commission. Innotrac disclaims any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise.

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                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)

                                                           Three Months Ended
                                                               March 31,
                                                             (Unaudited)
                                                        2007              2006

Revenues                                             $ 27,775          $ 17,328
Cost of revenues                                       15,952             8,897
Selling, general and
 administrative expenses                               11,164             8,821
Depreciation and amortization                           1,285               821
 Total operating expenses                              28,401            18,539
Operating (loss)                                         (626)           (1,211)
 Interest expense                                         167                67
  Total other expense                                     167                67
(Loss) before income taxes                               (793)           (1,278)
 Income tax (benefit)                                      --                --
Net (loss)                                           $   (793)         $ (1,278)

Earnings per share:
 Basic                                               $  (0.06)         $  (0.10)
 Diluted                                             $  (0.06)         $  (0.10)

Weighted average shares
 outstanding:
 Basic                                                 12,281            12,281
 Diluted                                               12,281            12,281

    Note: These statements should be read in conjunction with the Company's Form
          10-K filed with the Securities and Exchange Commission on April 17, 2007.



                                INNOTRAC CORPORATION
                        Condensed Consolidated Balance Sheets
                                   (in thousands)

                                                     March 31,      December 31,
                                                        2007            2006
                        ASSETS                      (Unaudited)      (Audited)
Current Assets:
     Cash                                             $    65         $ 1,014
     Accounts receivable
     (net of allowance for doubtful
      accounts of $209 at March 31, 2007
      and $257 at December 31, 2006)                   18,547          22,939
     Inventory                                          1,585           1,729
     Prepaid expenses and other                         1,571           1,088
           Total current assets                        21,768          26,770

Property and equipment, net                            17,268          17,836
Goodwill                                               25,169          25,169
Other assets, net                                       1,694           1,765

           Total assets                               $65,899         $71,540

      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                 $ 9,965         $14,363
     Line of credit                                     8,446           8,586
     Accrued expenses and other                         5,046           4,981
           Total current liabilities                   23,457          27,930

Noncurrent Liabilities:
     Other non-current liabilities                      1,181           1,576
           Total noncurrent liabilities                 1,181           1,576

           Total shareholders' equity                  41,261          42,034

           Total liabilities and
            shareholders' equity                      $65,899         $71,540

    Note: These statements should be read in conjunction with the Company's Form
          10-K filed with the Securities and Exchange Commission on April 17, 2007.

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


                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Cash Flows
                                 (in thousands)

                                                           Three Months Ended
                                                               March 31,
                                                              (Unaudited)
                                                         2007             2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                 $  (793)       $(1,278)
Adjustments to net loss:
    Depreciation and amortization                          1,285            821
    Provision for bad debts                                  (46)            (1)
    Stock option expense                                      19             41
    Changes in working capital:
        Accounts receivable, gross                         4,440           (917)
        Inventory                                            144            555
        Prepaid assets and other                            (440)          (122)
        Accounts payable, accrued
         expenses and other                               (4,727)        (1,151)
    Cash used in operating activities                       (118)        (2,052)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                        (691)        (2,916)
    Cash used in investing activities                       (691)        (2,916)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net (repayments) borrowings under
 line of credit                                             (140)         4,071
    Cash (used in) provided by
     financing activities                                   (140)         4,071

Net decrease in cash                                        (949)          (897)
Cash, beginning of period                                  1,014          2,068
Cash, end of period                                      $    65        $ 1,171

    Note: These statements should be read in conjunction with the Company's Form
          10-K filed with the Securities and Exchange Commission on April 17, 2007.

SOURCE  Innotrac Corporation
    -0-                             05/15/2007
    /CONTACT: Christine Herren, Senior Director and Controller for Innotrac Corporation, +1-678-584-4115, cherren@innotrac.com /
    /FCMN Contact: cherren@innotrac.com /
    /Web site:  http://www.innotrac.com /
    (INOC)


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